Putnam
Global Equity
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam Global Equity Fund's 2001 semiannual reporting period; which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

Paul C. Warren
Michael P. Stack
Justin M. Scott
Shigeki Makino

Global equities fell sharply during the first half of Putnam Global Equity Fund's fiscal year, as the economic malaise enveloping international markets came to American shores. In spite of the weakening U.S. economy, the American consumer remained upbeat for much of the six months -- prompted in large part by the Federal Reserve Board's aggressive easing of interest rates. Nevertheless, your fund's performance for the six months ended August 31, 2001, reflects the downturn in global markets.

The global economy, already weak, faced a greater likelihood of recession following the tragic events of September 11 and the subsequent market declines. But we believe that while they are exhibiting understandable volatility, the markets have also recognized that even a disaster has primarily a short-term impact. The shock will also, we believe, bring a new focus on the fact that beyond any recession lies growth for the world economy; growth that can drive global stocks to new, higher levels.

Total return for 6 months ended 8/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -12.34% -17.38%  -12.67% -17.04%  -12.68% -13.55%  -12.53% -15.58%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* CAUTIOUSNESS DOMINATED GLOBAL EQUITY MARKETS

The global economy, with the United States as its standard bearer, grew dramatically throughout the nineties on a steady diet of technological advancement and a seemingly endless stream of ready capital. Investment opportunities and performance returns appeared boundless. However, when the longest sustained expansion in U.S. history came to a halt in March of 2000, global equity markets began to adjust to new economic realities. Efforts to eliminate excess capacity throughout the global economy have been painful, but we believe the process is reaffirming fundamentally sound principles of investing, which had somehow gotten lost in the irrational exuberance of the past decade.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals              13.4%

Banking                       8.9%

Oil & gas                     6.9%

Telecommunications            6.1%

Tobacco                       5.2%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


For the better part of a year, the correction in global equity markets has been fed by a steady stream of negative news, generating anxiety in the minds of investors. The United States, more specifically, the U.S. consumer, has been a singular force in helping to bolster the global economy and keeping it from slumping into recession. However, by late August, consumer confidence across the United States and Europe, two of the world's economic engines, showed signs of waning. Worrisome reports of falling corporate earnings are disconcerting, but we are pleased to see businesses working off excess inventories -- suggesting that at some point, demand for goods and services will resume.

* DECLINING INTEREST RATES FAVOR FINANCIAL AND CYCLICAL COMPANIES

We believe that the trend toward lower interest rates worldwide can eventually produce the intended result of stimulating economic growth. However, in the meanwhile, certain sectors of the economy are better positioned to outperform others in this lower interest rate environment. For instance, just as technology and telecommunications companies underpinned the soaring equity markets of the 1990s, today we are seeing cyclical companies deliver more favorable performance in the economic slowdown. For your fund, this has meant that financial, basic materials and consumer staples companies, which have more immediate benefits, have recently outperformed pharmaceutical and information technology companies, which tend to create products with a longer production horizon and whose value lies further out. While such holdings helped performance during the recent six months, our decision to underweight them relative to the fund's benchmark, the MSCI World index, proved to be detrimental in hindsight.


"We are managing the fund within a predetermined risk spectrum. Given the volatility characterizing today's financial markets, we've taken steps to reduce the fund's risk profile markedly -- on both a sector and geographic basis."

-- Shigeki Makino, portfolio manager, Putnam Global Equity Fund


Financial stocks are traditional winners when interest rates are falling. The lower interest rates have sparked a refinancing boom, which has boosted the stock prices of fund holding Fannie Mae. Given its strong appreciation during the six months, we trimmed assets in this company to bring its weighting back in line with the benchmark. Comerica, with its strong underwriting and credit expertise, also benefited for the same reasons. (These holdings were viewed favorably at the end of the period but are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.) While the fund held several financial stocks that achieved relatively favorable performance, its bias toward investment banks over commercial banks did hurt performance as the global stock markets continued their retreat.

The home building sector was an indirect beneficiary of the rush to refinance. Consumers' drive to renovate existing homes or build new ones and the strengthening of lumber prices benefited our position in Lowe's, a home improvement and hardware retail chain. Even retailers held up well with the consumers' propensity to spend. Tobacco company Altadis (Spain) and Anheuser Busch (United States) exemplify our efforts to find consumer staples companies that have the ability to weather a downturn favorably.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA Class B (France)
Oil & gas

Philip Morris Companies, Inc.
Tobacco

Shell Transport & Trading Co. PLC
(United Kingdom)
Oil & gas

Pfizer, Inc.
Pharmaceuticals

U.S. Bancorp
Banking

Bank of New York Company, Inc.
Banking

ING Groep NV (Netherlands)
Insurance

Tyco International, Ltd. (Bermuda)
Conglomerate

AstraZeneca
Pharmaceuticals

Citigroup, Inc.
Financial

Footnote reads:
These holdings represent 25.9% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.

While your fund's emphasis on large-company stocks did not serve it well over this semiannual period, as smaller company stocks outperformed their larger counterparts, we believe it remains an appropriate focus for several reasons. First, we believe that in a world of increased globalization, companies must have the wherewithal to reach customers in foreign markets. Secondly, a strong brand identity is more important than ever as companies enter new markets or introduce new products. Thirdly, large companies are a source of financial strength in times of economic difficulty. While the fund holds many of these brand leaders, holdings Microsoft, General Electric, Nokia (Finland) and McDonald's rank among the ten most recognizable worldwide. Therefore, although we have taken steps to expand the fund's exposure to smaller capitalization stocks, most of the portfolio's holdings will continue to be large-capitalization stocks.

* U.S. HOLDINGS BUILT UP AS GLOBAL VOLATILITY INCREASED

During the past six months, we reduced the weighting in Europe by 5.2% and reinvested the proceeds in U.S. stocks to help insulate the fund from the financial markets' ongoing volatility. At the time of our decision, domestic stocks represented a better value on a local currency basis than European stocks, particularly in the pharmaceutical sector. U.S. pharmaceutical companies, including Pfizer and Pharmacia Corp., have more attractive growth prospects and stronger pricing power relative to their European counterparts.

This decision left the portfolio's European weighting roughly neutral relative to its benchmark index, and increased its U.S. exposure to 56.3% of total assets. We continue to underweight investments in Japan, because we see many impediments to genuine economic reform there. Significant structural and cultural issues that impede economic reform include an aging population, lack of performance-based companies, an education system that promotes consensus building rather than independent thought and a society unreceptive to change.

On a sector basis, we pruned technology holdings early in the fiscal year to keep the fund's exposure below that of its benchmark. The remaining technology stocks tend to be focused on hardware providers rather than software or semiconductors. While we are pleased to have taken steps to limit the impact of this sector's volatility on the fund, we could not completely eliminate its dampening influence on performance.

* WORLD EVENTS CALL FOR PATIENCE BUT DO NOT RULE OUT RECOVERY

As of this writing, we are still absorbing the events that took place on September 11. Prior to that date, our outlook for the balance of your fund's fiscal year would have called for patience and caution over the near term as we waited for the first signs of a return to economic health. Longer term, our prognosis would have been more upbeat, as we waited for the excess capacity of 1999 and 2000 to be worked out of the global economy. Ironically, this outlook remains intact.

In the aftermath of September 11, the mood of investors, both at home and abroad, is understandably somber. And yes, there is greater uncertainty than ever before. But throughout history, the human spirit has shown its resiliency in the face of great tragedy. We have no doubt that in the months ahead, investors will emerge shaken and forever transformed but wiser and confident in all of our ability to rebuild and go forward.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


MANAGEMENT UPDATE

We are pleased to announce the appointment of Geirulv Lode to your fund's management team shortly after the close of the period. Before joining Putnam in 1997, Geir was with Chancellor LGT Asset Management and Frank Russell Company. He is a CFA charterholder and has more than 10 years of investment experience.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in foreign companies and in the United States.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                   Class A         Class B        Class C          Class M
(inception dates) (7/1/94)        (7/1/94)        (2/1/99)         (7/3/95)
                 NAV    POP      NAV    CDSC     NAV    CDSC      NAV    POP
------------------------------------------------------------------------------
6 months       -12.34% -17.38% -12.67% -17.04% -12.68% -13.55%  -12.53% -15.58%
------------------------------------------------------------------------------
1 year         -29.12  -33.18  -29.64  -32.61  -29.62  -30.22   -29.45  -31.91
------------------------------------------------------------------------------
5 years         80.36   69.99   74.30   72.42   74.65   74.65    76.73   70.48
Annual average  12.52   11.20   11.75   11.51   11.80   11.80    12.06   11.26
------------------------------------------------------------------------------
Life of fund   155.47  140.74  144.45  144.45  144.15  144.15   148.91  140.17
Annual average  13.98   13.04   13.28   13.28   13.26   13.26    13.56   13.00
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                Standard & Poor's    MSCI EAFE     MSCI World     Consumer
                    500 Index          Index         Index       price index
------------------------------------------------------------------------------
6 months              -7.97%          -11.62%       -9.96%          0.74%
------------------------------------------------------------------------------
1 year               -24.39           -24.35       -25.39           2.78
------------------------------------------------------------------------------
5 years               86.96            13.42        42.51          12.84
Annual average        13.33             2.55         7.34           2.45
------------------------------------------------------------------------------
Life of fund         189.86            27.07        82.19          19.93
Annual average        16.00             3.40         8.73           2.57
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

The fund's benchmark has been changed from the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index to the Morgan Stanley Capital International (MSCI) World Index.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 8/31/01

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)*     --            --            --            --
------------------------------------------------------------------------------
Share value:           NAV     POP        NAV          NAV        NAV     POP
------------------------------------------------------------------------------
2/28/01              $12.64  $13.41     $12.31       $12.54     $12.45  $12.90
------------------------------------------------------------------------------
8/31/01               11.08   11.76      10.75        10.95      10.89   11.28
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                  Class A        Class B          Class C          Class M
(inception dates) (7/1/94)       (7/1/94)         (2/1/99)         (7/3/95)
                NAV     POP     NAV    CDSC      NAV    CDSC      NAV    POP
-------------------------------------------------------------------------------
6 months      -15.99% -20.81% -16.26% -20.45%  -16.30% -17.13%  -16.15% -19.07%
-------------------------------------------------------------------------------
1 year        -31.98  -35.89  -32.47  -35.31   -32.48  -33.05   -32.30  -34.67
-------------------------------------------------------------------------------
5 years        53.23   44.41   48.09   46.49    48.47   48.47    50.13   44.86
Annual average  8.91    7.63    8.17    7.93     8.22    8.22     8.47    7.69
-------------------------------------------------------------------------------
Life of fund  128.95  115.76  118.99  118.99   118.74  118.74   123.08  115.25
Annual average 12.10   11.19   11.42   11.42    11.40   11.40    11.70   11.15
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Europe,  Australia, and Far East
(EAFE) Index* is an unmanaged index listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes.

Morgan Stanley Capital International (MSCI) World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Standard and Poor's 500 Index* is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
August 31, 2001 (Unaudited)

COMMON STOCKS (99.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
             33,518 Havas Advertising ADR (France)                                                    $     303,338
          1,298,781 Havas Advertising SA (France)                                                        12,030,115
            363,000 Interpublic Group of Companies, Inc.                                                  9,830,040
          1,810,410 WPP Group PLC (United Kingdom)                                                       18,065,632
                                                                                                      -------------
                                                                                                         40,229,125

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,572,100 BAE Systems PLC (United Kingdom)                                                      7,524,574

Automotive (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,390,000 Nissan Motor Co., Ltd. (Japan) (NON)                                                  8,107,068
            258,800 Toyota Motor Corp. (Japan)                                                            7,851,651
                                                                                                      -------------
                                                                                                         15,958,719

Banking (8.9%)
-------------------------------------------------------------------------------------------------------------------
            668,000 Bank of New York Company, Inc. (The)                                                 26,519,600
            243,400 Comerica, Inc.                                                                       14,543,150
          2,078,200 IntesaBCI SpA (Italy)                                                                 6,926,073
            614,000 Overseas-Chinese Banking Corp. (Singapore)                                            3,879,380
            343,590 Svenska Handelsbanken AB Class A (Sweden)                                             4,918,016
          1,124,521 U.S. Bancorp                                                                         27,258,389
            233,600 Wells Fargo & Co.                                                                    10,747,936
                                                                                                      -------------
                                                                                                         94,792,544

Beverage (1.6%)
-------------------------------------------------------------------------------------------------------------------
            151,600 Anheuser-Busch Companies, Inc.                                                        6,524,864
            278,200 Coca-Cola Enterprises, Inc.                                                           4,220,294
            316,000 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                5,953,440
                                                                                                      -------------
                                                                                                         16,698,598

Broadcasting (1.6%)
-------------------------------------------------------------------------------------------------------------------
            149,800 Clear Channel Communications, Inc. (NON)                                              7,530,446
            129,400 Grupo Televisa SA ADR (Mexico) (NON)                                                  4,723,100
              2,500 Nippon Television Network Corp. (Japan)                                                 629,885
            365,980 ProSiebenSat.1 Media AG (Germany)                                                     3,821,984
              9,110 Societe Television Francaise I (France)                                                 264,647
                                                                                                      -------------
                                                                                                         16,970,062

Cable Television (1.0%)
-------------------------------------------------------------------------------------------------------------------
            741,100 Liberty Media Corp. Class A (NON)                                                    11,264,720

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
             93,800 Eaton Corp.                                                                           6,747,034

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            254,200 ServiceMaster Co. (The)                                                               2,974,140

Communications Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            191,400 Cisco Systems, Inc. (NON)                                                             3,125,562
            187,300 Nokia OYJ (Finland)                                                                   2,930,601
            778,700 Telefonaktiebolaget LM Ericsson AB Class B (Sweden)                                   3,802,319
                                                                                                      -------------
                                                                                                          9,858,482

Computers (3.4%)
-------------------------------------------------------------------------------------------------------------------
            987,200 Compaq Computer Corp.                                                                12,191,920
            158,600 EMC Corp. (NON)                                                                       2,451,956
            174,900 Hewlett-Packard Co.                                                                   4,059,429
             59,750 IBM Corp.                                                                             5,975,000
             79,000 Lexmark International, Inc. (NON)                                                     4,111,950
            630,600 Sun Microsystems, Inc. (NON)                                                          7,220,370
                                                                                                      -------------
                                                                                                         36,010,625

Conglomerates (4.4%)
-------------------------------------------------------------------------------------------------------------------
            255,500 General Electric Co.                                                                 10,470,390
            194,100 Honeywell International, Inc.                                                         7,232,166
            509,400 Smiths Group PLC (United Kingdom)                                                     5,526,477
            470,900 Tyco International, Ltd. (Bermuda)                                                   24,463,255
                                                                                                      -------------
                                                                                                         47,692,288

Consumer Finance (2.4%)
-------------------------------------------------------------------------------------------------------------------
            264,500 MBNA Corp.                                                                            9,194,020
            419,400 Providian Financial Corp.                                                            16,381,764
                                                                                                      -------------
                                                                                                         25,575,784

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            122,700 Kimberly-Clark Corp.                                                                  7,613,535

Electric Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            136,200 Entergy Corp.                                                                         5,246,424

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,265,100 Invensys PLC (United Kingdom)                                                         4,309,488

Electronics (3.8%)
-------------------------------------------------------------------------------------------------------------------
            177,600 Jabil Circuit, Inc. (NON)                                                             4,104,336
             60,900 Nichicon (Japan)                                                                        771,294
             12,900 Rohm Co., Ltd. (Japan)                                                                1,421,288
            100,550 Samsung Electronics Co., Ltd. (South Korea)                                          14,960,454
            417,700 Sanmina Corp. (NON)                                                                   7,522,777
          3,606,400 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                 6,694,014
             94,100 TDK Corp. (Japan)                                                                     4,903,101
                                                                                                      -------------
                                                                                                         40,377,264

Engineering & Construction (1.1%)
-------------------------------------------------------------------------------------------------------------------
            190,900 Bouygues SA (France)                                                                  6,447,120
            338,000 Kandenko Co., Ltd. (Japan)                                                            1,687,301
            267,000 Kinden Corp. (Japan)                                                                  1,727,792
            468,000 Okumura Corp. (Japan)                                                                 1,946,886
                                                                                                      -------------
                                                                                                         11,809,099

Entertainment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            217,792 Viacom, Inc. Class B (NON)                                                            9,234,381

Financial (4.1%)
-------------------------------------------------------------------------------------------------------------------
            479,438 Citigroup, Inc.                                                                      21,934,289
            294,600 Dexia (Belgium)                                                                       4,676,359
            117,200 Fannie Mae                                                                            8,931,812
             52,200 Freddie Mac                                                                           3,282,336
            133,700 Moody's Corp.                                                                         4,597,943
                                                                                                      -------------
                                                                                                         43,422,739

Food (2.3%)
-------------------------------------------------------------------------------------------------------------------
            132,300 H.J. Heinz Co.                                                                        5,977,314
             69,800 Kraft Foods, Inc. Class A                                                             2,251,050
             75,530 Nestle SA (Switzerland)                                                              15,936,318
                                                                                                      -------------
                                                                                                         24,164,682

Health Care Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            156,900 CIGNA Corp.                                                                          14,121,000

Insurance (5.1%)
-------------------------------------------------------------------------------------------------------------------
             59,261 Allianz AG (Germany)                                                                 16,682,623
            838,432 ING Groep NV (Netherlands)                                                           26,465,572
            482,000 Sun Life Financial Services of Canada, Inc. (Canada)                                 11,229,045
                                                                                                      -------------
                                                                                                         54,377,240

Investment Banking/Brokerage (3.7%)
-------------------------------------------------------------------------------------------------------------------
            427,000 Charles Schwab Corp. (The)                                                            5,320,420
            180,800 Federated Investors, Inc.                                                             5,143,760
            388,500 J.P. Morgan Chase & Co.                                                              15,306,900
            258,800 Morgan Stanley Dean Witter & Co.                                                     13,806,980
                                                                                                      -------------
                                                                                                         39,578,060

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            300,500 Carnival Corp. Class A                                                                9,399,640

Metals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,408,400 Billiton PLC (United Kingdom)                                                         6,659,343

Oil & Gas (6.9%)
-------------------------------------------------------------------------------------------------------------------
            163,500 Royal Dutch Petroleum Co. (Netherlands)                                               9,259,005
          3,558,225 Shell Transport & Trading Co. PLC (United Kingdom)                                   29,313,625
            234,884 TotalFinaElf SA Class B (France)                                                     34,703,611
                                                                                                      -------------
                                                                                                         73,276,241

Pharmaceuticals (13.4%)
-------------------------------------------------------------------------------------------------------------------
            207,000 American Home Products Corp.                                                         11,592,000
            492,900 AstraZeneca PLC (United Kingdom)                                                     23,784,795
            304,400 Merck & Co., Inc.                                                                    19,816,440
            749,025 Pfizer, Inc.                                                                         28,695,148
            550,571 Pharmacia Corp.                                                                      21,802,612
            593,000 Sankyo Co., Ltd. (Japan)                                                             12,209,850
            187,740 Sanofi-Synthelabo SA (France)                                                        12,283,566
            271,400 Schering-Plough Corp.                                                                10,348,482
            145,000 Taisho Pharmaceutical Co., Ltd. (Japan)                                               2,912,430
                                                                                                      -------------
                                                                                                        143,445,323

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
            142,900 Equity Office Properties Trust (R)                                                    4,585,661

Regional Bells (0.8%)
-------------------------------------------------------------------------------------------------------------------
            220,200 SBC Communications, Inc.                                                              9,008,382

Restaurants (1.1%)
-------------------------------------------------------------------------------------------------------------------
            278,200 McDonald's Corp.                                                                      8,354,346
            181,700 Starbucks Corp. (NON)                                                                 3,065,279
                                                                                                      -------------
                                                                                                         11,419,625

Retail (4.5%)
-------------------------------------------------------------------------------------------------------------------
            106,500 CVS Corp.                                                                             3,845,715
             35,800 Fast Retailing Co., Ltd. (Japan)                                                      4,512,984
             85,838 Gucci Group NV (Netherlands)                                                          6,736,566
            632,100 Limited, Inc. (The)                                                                   8,912,610
            163,500 Lowe's Companies, Inc.                                                                6,082,200
            352,650 RadioShack Corp.                                                                      8,252,010
          1,033,300 Rite Aid Corp. (Private) (NON)                                                        8,204,402
            191,400 Rite Aid Corp. (NON)                                                                  1,519,716
                                                                                                      -------------
                                                                                                         48,066,203

Software (2.1%)
-------------------------------------------------------------------------------------------------------------------
             30,800 Acom Co., Ltd. 144A                                                                   2,751,525
              2,400 Amdocs, Ltd. (Guernsey) (NON)                                                            91,920
            219,500 Microsoft Corp. (NON)                                                                12,522,475
             88,400 Misys PLC (United Kingdom)                                                              388,493
            344,600 Oracle Corp. (NON)                                                                    4,207,566
            210,700 Rational Software Corp. (NON)                                                         3,025,652
                                                                                                      -------------
                                                                                                         22,987,631

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            600,000 KPMG Consulting, Inc. (NON)                                                           8,838,000

Telecommunications (6.1%)
-------------------------------------------------------------------------------------------------------------------
              1,200 NTT DoCoMo, Inc. (Japan)                                                             14,723,926
            986,720 Orange SA (France) (NON)                                                              6,621,739
            411,400 Qwest Communications International, Inc.                                              8,845,100
             33,700 SK Telecom Co., Ltd. (South Korea)                                                    5,937,745
            239,400 SK Telecom Co., Ltd. ADR (South Korea)                                                4,591,692
            343,300 Sprint Corp. (PCS Group) (NON)                                                        8,575,634
            874,100 Telecom Italia SpA (Italy)                                                            4,127,605
            388,500 Telecom Italia SpA (Italy)                                                            3,213,979
          4,317,469 Vodafone Group PLC (United Kingdom)                                                   8,610,328
                                                                                                     --------------
                                                                                                         65,247,748

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            135,000 Tokyo Style Co., Ltd. (Japan)                                                         1,415,917

Tobacco (5.2%)
-------------------------------------------------------------------------------------------------------------------
            905,190 Altadis SA (Spain)                                                                   14,508,354
              3,297 Cie Finance Richemont AG (Switzerland)                                                8,053,273
            705,600 Philip Morris Companies, Inc.                                                        33,445,440
                                                                                                     --------------
                                                                                                         56,007,067

Waste Management (1.1%)
-------------------------------------------------------------------------------------------------------------------
            150,300 Allied Waste Industries, Inc. (NON)                                                   2,724,939
            277,400 Waste Management, Inc.                                                                8,579,983
                                                                                                     --------------
                                                                                                         11,304,922
                                                                                                     --------------
                    Total Common Stocks (cost $1,143,590,284)                                        $1,058,212,310

SHORT-TERM INVESTMENTS (1.3%)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,433,393 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates from
                    September 4, 2001 to October 19, 2001 (d)                                        $    5,421,660
          8,327,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse First Boston due
                    September 4, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $8,330,423 for an effective
                    yield of 3.70%.                                                                       8,327,000
                                                                                                     --------------
                    Short-Term Investments (cost $13,748,660)(a)                                     $   13,748,660
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,157,338,944) (b)                                      $1,071,960,970
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,069,298,548.

  (b) The aggregate identified cost on a tax basis is $1,171,680,340, resulting in gross unrealized appreciation and depreciation of $37,813,585 and $137,532,955, respectively, or net unrealized depreciation of $99,719,370.

  (d) See footnote 1 to financial statements on page 26.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2001:
      (as percentage of Market Value)

               Bermuda              2.3%
               Brazil               1.0
               Canada               1.1
               France               6.8
               Germany              1.9
               Italy                1.3
               Japan                6.1
               Netherlands          4.0
               South Korea          2.4
               Spain                1.4
               Sweden               1.0
               Switzerland          2.2
               Taiwan               1.0
               United Kingdom       9.7
               United States       56.3
               Other                1.5
                                  -----
               Total              100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $5,168,631 of securities on
loan (identified cost $1,157,338,944) (Note 1)                               $1,071,960,970
-------------------------------------------------------------------------------------------
Cash                                                                                304,611
-------------------------------------------------------------------------------------------
Foreign currency (cost $38,831)                                                      37,511
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 1,976,913
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,352,819
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,453,009
-------------------------------------------------------------------------------------------
Total assets                                                                  1,082,085,833

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,654,787
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,717,537
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        703,027
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          389,880
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        36,665
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,146
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              708,239
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                5,421,660
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              151,344
-------------------------------------------------------------------------------------------
Total liabilities                                                                12,787,285
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,069,298,548

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,269,636,476
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (218,531)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (114,731,214)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                (85,388,183)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,069,298,548

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($637,882,403 divided by 57,576,436 shares)                                          $11.08
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.08)*                              $11.76
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($359,318,485 divided by 33,419,561 shares)**                                        $10.75
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,348,217 divided by 3,135,937 shares)**                                          $10.95
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,749,443 divided by 3,466,041 shares)                                            $10.89
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.89)*                              $11.28
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $896,957)                                    $  10,734,483
-------------------------------------------------------------------------------------------
Interest                                                                            438,902
-------------------------------------------------------------------------------------------
Securities lending                                                                    2,919
-------------------------------------------------------------------------------------------
Total investment income                                                          11,176,304

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,201,836
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,008,915
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    21,937
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,854
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               927,855
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,097,540
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               193,565
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               163,317
-------------------------------------------------------------------------------------------
Other                                                                               396,626
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,025,445
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (197,533)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,827,912
-------------------------------------------------------------------------------------------
Net investment income                                                             2,348,392
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (47,420,832)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (223,474)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities
in foreign currencies during the period                                              27,908
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                   (110,846,013)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (158,462,411)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(156,114,019)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                        August 31      February 28
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $    2,348,392   $    9,046,382
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         (47,644,306)      31,216,879
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                     (110,818,105)    (382,353,866)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (156,114,019)    (342,090,605)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --         (968,240)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --               --
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (687)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (4,452)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (67,458,057)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (57,237,180)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (4,212,227)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (5,458,824)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --      (28,388,261)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (24,087,027)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (1,772,624)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (2,297,228)
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                     --       (4,354,545)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,505,558)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (112,629)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (155,451)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      47,930,699      299,881,148
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (108,183,320)    (240,222,447)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,177,481,868    1,417,704,315
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss and distributions in excess of net investment
income of $218,531 and $2,566,923, respectively)                   $1,069,298,548   $1,177,481,868
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            August 31   Year ended   Year ended
operating performance               (Unaudited)   Feb. 28      Feb. 29            Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.64       $19.32       $13.62       $13.18       $11.85       $11.02
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .04          .16         (.02)         .02          .03          .06
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.60)       (4.33)        8.37         1.66         3.06         1.77
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.56)       (4.17)        8.35         1.68         3.09         1.83
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.02)          --           --         (.05)        (.12)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.27)          --         (.05)        (.05)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.67)       (2.38)       (1.24)       (1.66)        (.83)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.71)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.11)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.51)       (2.65)       (1.24)       (1.76)       (1.00)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.08       $12.64       $19.32       $13.62       $13.18       $11.85
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.34)*     (22.20)       63.14        13.08        27.74        16.92
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $637,882     $620,053     $623,649     $302,556     $270,536     $199,305
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .63*        1.17         1.20         1.26         1.37         1.43
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .35*         .93         (.14)         .17          .20          .48
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 50.62*      199.32       209.44       241.46        97.77        82.07
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            August 31   Year ended   Year ended
operating performance               (Unaudited)    Feb. 28      Feb. 29           Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.31       $18.92       $13.40       $13.07       $11.77       $10.97
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)       .07         (.13)        (.07)        (.06)        (.01)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.56)       (4.26)        8.21         1.64         3.05         1.76
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.56)       (4.19)        8.08         1.57         2.99         1.75
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.01)        (.09)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.18)          --         (.02)        (.03)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.67)       (2.38)       (1.24)       (1.66)        (.83)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.71)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.04)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.42)       (2.56)       (1.24)       (1.69)        (.95)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.75       $12.31       $18.92       $13.40       $13.07       $11.77
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.67)*     (22.76)       62.03        12.33        26.98        16.19
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $359,318     $469,505     $709,891     $377,386     $333,642     $232,117
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.87         1.88         1.92         2.00         2.02
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          --*(e)      .41         (.81)        (.49)        (.44)        (.12)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 50.62*      199.32       209.44       241.46        97.77        82.07
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Ratio represents less than 0.01%.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                             For the period
Per-share                            August 31   Year ended   Year ended  Feb. 1, 1999+
operating performance               (Unaudited)    Feb. 28      Feb. 29    to Feb. 28
----------------------------------------------------------------------------------------
                                        2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.54       $19.20       $13.63       $14.15
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)       .02         (.13)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.59)       (4.26)        8.33         (.52)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.59)       (4.24)        8.20         (.52)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --(d)        --           --
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.25)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.67)       (2.38)          --
----------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.71)          --           --
----------------------------------------------------------------------------------------
Return of capital                         --         (.04)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (2.42)       (2.63)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.95       $12.54       $19.20       $13.63
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.68)*     (22.68)       61.94        (3.68)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,348      $40,530      $25,539         $190
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.87         1.88          .15*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 --*(e)      .15        (1.04)        (.05)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 50.62*      199.32       209.44       241.46
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Ratio represents less than 0.01%.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            August 31   Year ended   Year ended
operating performance               (Unaudited)    Feb. 28      Feb. 29            Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.45       $19.07       $13.48       $13.11       $11.80       $11.01
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .09         (.09)        (.03)        (.03)         .01
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.57)       (4.28)        8.27         1.64         3.07         1.78
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.56)       (4.19)        8.18         1.61         3.04         1.79
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --(d)        --           --         (.03)        (.12)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.21)          --         (.04)        (.05)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.67)       (2.38)       (1.24)       (1.66)        (.83)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.71)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.05)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.43)       (2.59)       (1.24)       (1.73)       (1.00)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.89       $12.45       $19.07       $13.48       $13.11       $11.80
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.53)*     (22.61)       62.48        12.61        27.36        16.51
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,749      $47,393      $58,625      $29,384      $25,145      $14,791
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .86*        1.62         1.63         1.67         1.75         1.77
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .13*         .56         (.56)        (.25)        (.22)         .05
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 50.62*      199.32       209.44       241.46        97.77        82.07
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
August 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $5,168,631. The fund received cash collateral of $5,421,660 which is pooled with collateral of other Putnam funds into 40 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2001, the fund's expenses were reduced by $197,533 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,711 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.65%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A for shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Mutual Funds is dealer of record) and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment distributions).

For the six months ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $81,608 and $6,347 from the sale of class A and class M shares, respectively, and $259,034 and $5,824 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended August 31, 2001, Putnam Retail Management, acting as underwriter received $7,025 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $630,970,088 and $571,100,226, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,213,429       $ 330,360,462
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            27,213,429         330,360,462

Shares
repurchased                                (18,701,736)       (223,087,605)
---------------------------------------------------------------------------
Net increase                                 8,511,693       $ 107,272,857
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,791,051       $ 478,017,088
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,203,942          95,525,469
---------------------------------------------------------------------------
                                            35,994,993         573,542,557

Shares
repurchased                                (19,207,908)       (311,263,186)
---------------------------------------------------------------------------
Net increase                                16,787,085       $ 262,279,371
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,508,936        $ 41,076,579
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,508,936          41,076,579

Shares
repurchased                                 (8,234,953)        (95,398,013)
---------------------------------------------------------------------------
Net decrease                                (4,726,017)       $(54,321,434)
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,843,608       $ 167,663,544
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,025,026          77,904,482
---------------------------------------------------------------------------
                                            15,868,634         245,568,026

Shares
repurchased                                (15,239,466)       (249,451,574)
---------------------------------------------------------------------------
Net increase/
(decrease)                                     629,168       $  (3,883,548)
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,651,418        $ 19,519,973
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,651,418          19,519,973

Shares
repurchased                                 (1,747,468)        (20,591,381)
---------------------------------------------------------------------------
Net decrease                                   (96,050)       $ (1,071,408)
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,546,017        $ 41,949,383
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  426,742           5,620,704
---------------------------------------------------------------------------
                                             2,972,759          47,570,087

Shares
repurchased                                 (1,070,603)        (16,585,420)
---------------------------------------------------------------------------
Net increase                                 1,902,156        $ 30,984,667
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    530,244        $  6,277,267
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               530,244           6,277,267

Shares
repurchased                                   (869,916)        (10,226,583)
---------------------------------------------------------------------------
Net decrease                                  (339,672)       $ (3,949,316)
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,327,833        $ 22,501,104
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  589,386           7,709,288
---------------------------------------------------------------------------
                                             1,917,219          30,210,392

Shares
repurchased                                 (1,186,023)        (19,709,734)
---------------------------------------------------------------------------
Net increase                                   731,196        $ 10,500,658
---------------------------------------------------------------------------


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581


*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan
Vice President

Justin M. Scott
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

Shigeki Makino
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA003-75497  522/525/2AF  10/01